F/m FUNDS TRUST

Oakhurst Fixed Income Fund

Oakhurst Short Duration Bond Fund

Oakhurst Short Duration High Yield Credit Fund

Supplement dated June 15, 2021 to the Prospectus and Statement of Additional Information (“SAI”) dated December 29, 2020

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Oakhurst Capital Management, LLC (“OCM”) serves as the investment adviser to the Oakhurst Fixed Income Fund, the Oakhurst Short Duration Bond Fund and the Oakhurst Short Duration High Yield Credit Fund (individually, a “Fund,” and collectively, the “Funds”), each a series of F/m Funds Trust (the “Trust”). OCM is jointly owned by Lido Advisors, LLC (“Lido”) and F/m Acceleration, LLC. Lido has entered into a strategic partnership with Charlesbank Capital Partners (“Charlesbank”), a middle-market private investment firm, whereby the Charlesbank Equity Fund X, LP will provide capital financing to Lido (the “Transaction”). The Transaction is expected to result in a change in “control” of Lido (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) and the automatic termination of the current investment advisory agreements between OCM and the Trust, on behalf of each Fund (the “Current Advisory Agreements”) and the current sub-advisory agreements among F/m Investments, LLC, d/b/a Oakhurst Capital Advisors, (“FMI”), OCM and the Trust, on behalf of each Fund (the “Current Sub-Advisory Agreements”). On June 10, 2021, the Board of Trustees of the Trust approved interim investment advisory agreements between OCM and the Trust, on behalf of each Fund (the “Interim Advisory Agreements”) and interim sub-advisory agreements between OCM, FMI and the Trust, on behalf of each Fund (the “Interim Sub-Advisory Agreements”). The Interim Advisory Agreements and the Interim Sub-Advisory Agreements, having the same material terms and fee arrangements as the Current Advisory Agreements and the Current Sub-Advisory Agreements, respectively, became effective upon the closing of the Transaction on June 15, 2021.

At an upcoming meeting, the Board of Trustees is expected to consider the approval of new investment advisory agreements between OCM and the Trust, on behalf of the Funds (the “New Advisory Agreements”) and new sub-advisory agreements among OCM, FMI and the Trust, on behalf of each Fund (the “New Sub-Advisory Agreements”). If the Board of Trustees approves the New Advisory Agreements and New Sub-Advisory Agreements, then those Agreements will be submitted to the shareholders of each Fund for approval at a Special Meeting of Shareholders that is expected to be held by the end of the third quarter of 2021(the “Shareholder Meeting”). Assuming shareholders of each Fund approve the New Advisory Agreement and the New Sub-Advisory Agreement for their respective Fund, those agreements are expected to become effective promptly after the Shareholder Meeting. The terms and fee arrangements under the New Advisory Agreements and the New Sub-Advisory Agreements are expected to be materially the same as those under the Current Advisory Agreements and the Current Sub-Advisory Agreements, respectively.

The persons who were responsible for the portfolio management of the Funds prior to the Transaction, Barry P. Julien and Ashish Shah, continue to manage the Funds in accordance with the Funds’ current investment objectives and principal investment strategies. OCM has agreed to maintain under the Interim Advisory Agreements the expense limits in place for the Funds under the Current Advisory Agreements until the earlier of the following to occur: (i) the effective date of the New Advisory Agreements, assuming their approval by a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (ii) the 151st calendar day following the effective date of the Interim Advisory Agreements. In addition, assuming the Funds’ shareholders approve the New Advisory Agreements and New Sub-Advisory Agreements at the Shareholder Meeting, OCM has agreed to maintain the expense limits in place for the Funds under the Current Advisory Agreements for a period of two years following the effective date of the New Advisory Agreements.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE